UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2017

LRAD Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16990 Goldentop Road, Suite A
San Diego, California 92127

(Address of Principal Executive Offices)

____________________

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 21, 2017, LRAD Corporation (the “Company”) announced the appointment of Dennis D. Klahn as Chief Financial Officer of the Company effective September 18, 2017. Prior to joining the Company as interim Chief Financial Officer on August 7, 2017, Mr. Klahn, 59, served as Group Controller for Teledyne RD Instruments, part of the Marine Group of businesses of Teledyne Technologies, Inc., between January 2011 and July 2017.

Pursuant to an employment offer letter between the Company and Mr. Klahn (the “Agreement”), Mr. Klahn will be entitled to receive a base salary of $206,000 per year and will be eligible to participate in the Company’s annual bonus arrangements and in all benefit and incentive plans generally available to other employees of the Company. In addition, Mr. Klahn has been awarded an option to purchase 100,000 shares of the Company’s common stock, which will vest 25,000 shares on the first anniversary of the grant date and thereafter 6,250 on each quarterly anniversary of the grant date. Under the Agreement, Mr. Klahn’s employment will be at-will with no specified term.

The foregoing summary does not purport to be complete of the terms of the Agreement and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1.

There are no arrangements or understandings between Mr. Klahn and any other persons pursuant to which he was appointed as an officer of the Company, he has no family relationships with any of the Company’s directors or executive officers, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

On September 21, 2017, the Company issued a press release announcing Mr. Klahn’s appointment as Chief Financial Officer of the Company, effective September 18, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information provided in this Item 7.01 (including the exhibit referenced herein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933 or the Exchange Act, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Employment Offer Letter between LRAD Corporation and Dennis D. Klahn

99.1	Press Release, dated September 21, 2017, issued by LRAD Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 21, 2017

LRAD Corporation

By:	/s/ DENNIS D. KLAHN
Dennis D. Klahn
Chief Financial Officer